UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss 240.14a-12

                          Nittany Financial Corp.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4)  Proposed maximum aggregate value of transaction:
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     (5)  Total fee paid:
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
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     (2)  Form, Schedule or Registration Statement No.:
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     (3)  Filing Party:
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     (4)  Date Filed:
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[NATIONAL PENN LOGO]                               [NITTANY FINANCIAL CORP LOGO]

PRESS RELEASE


National Penn contact: Catharine A. Bower
                       (610) 369-6618
                       cbower@natpennbank.com

Nittany contact:       David Z. Richards Jr.
                       (814) 238-5724
                       DRichards@NittanyBank.com


               NATIONAL PENN BANCSHARES, INC. RECEIVES REGULATORY
                  APPROVALS TO ACQUIRE NITTANY FINANCIAL CORP.


     Boyertown, Pa. and State College, Pa., January 4, 2006 -- National Penn Bancshares, Inc. (NASDAQ: NPBC), the parent company of National Penn Bank, and Nittany Financial Corp., (OTCBB: NTNY), the parent company of Nittany Bank, announced today that both the Federal Reserve Bank of Philadelphia and the Pennsylvania Deparment of Banking have approved the pending merger of Nittany Financial into National Penn. Nittany Financial shareholders will consider the merger at a special shareholders' meeting to be held on January 17, 2006. Subject to receipt of Nittany Financial shareholder approval and satisfaction of other customary closing conditions, closing is expected to occur on or before January 31, 2006.

     Upon completion of the merger, National Penn expects to have assets in excess of $5 billion and to remain the seventh largest bank holding company headquartered in Pennsylvania.

ABOUT NATIONAL PENN BANCSHARES, INC.:

     National Penn Bancshares, Inc. is a $4.57 billion asset financial services company operating 73 offices in southeastern Pennsylvania through National Penn Bank and its FirstService Bank, HomeTowne Heritage Bank, and The Peoples Bank of Oxford divisions. The Peoples Bank of Oxford Division also operates one
community  office  in  Cecil  County,   Maryland.   National  Penn's  investment
management units, with combined client assets approaching $1.6 billion, consist of National Penn Investors Trust Company, which provides trust and investment management services; National Penn Investment Services, which markets brokerage services provided by PrimeVest Financial Services, Inc.; and National Penn Capital Advisors, Inc., which provides investment advisory services. National Penn Bancshares also
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provides  mortgage banking  activities  through National Penn Mortgage  Company;
insurance  services through National Penn Insurance Agency,  Inc.; and equipment
leasing  services   through   National  Penn  Leasing  Company.   National  Penn
Bancshares, Inc. common stock is traded on the NASDAQ Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on the company's Web site at www.nationalpennbancshares.com.

ABOUT NITTANY FINANCIAL CORP.:

     Nittany Financial Corp. is the parent company for Nittany Bank, a federally chartered financial institution headquartered and operated in State College, Pennsylvania. Nittany Bank began operations in October 1998 and currently operates four offices in State College and one office in Bellefonte, five ATMs, telephone banking [(814) 231-1800] and transactional internet banking. Nittany also owns two investment subsidiaries. Nittany Asset Management, Inc. offers retail investment products through the Bank's five offices. Vantage Investment Advisors, LLC is a registered investment advisory firm providing fee-based investment management services. Vantage currently manages approximately $310 million in investments for small business retirement plans as well as individual portfolio management for consumers. Additional information about Nittany Financial is available on the company's Web site at www.nittanybank.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

     This release  contains  forward-looking  information  about  National  Penn
Bancshares, Inc., Nittany Financial Corp. and the combined operations of National Penn Bancshares, Inc. and Nittany Financial Corp. after the completion of the pending merger that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of the transactions, and statements about the future performance, operations, products and services of the companies and their subsidiaries.

     National Penn Bancshares and Nittany Financial's businesses and operations, as well as their combined business and operations following the completion of the transactions described in the release, are and will be subject to a variety of risks, uncertainties and other factors. Consequently, their actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: (1) ineffectiveness of their business strategy due to changes in current or future market conditions, (2) the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services, (3) interest rate movements, (4) deteriorating economic conditions, (5) risks inherent in transactions of this sort, such as the failure to achieve merger-related synergies, technology and integration issues, and potential difficulties in establishing and maintaining
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operations in new markets,  (6)  volatility in the securities  markets,  and (7)
those risks, factors and uncertainties identified in National Penn Bancshares' Current Report on Form 8-K filed with the United States Securities and Exchange Commission ("SEC") on September 7, 2005. The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in National Penn Bancshares' Annual Report on Form 10-K and Nittany Financial's Annual Report on Form 10-KSB for their respective fiscal years ended December 31, 2004, as well as in the materials filed and to be filed with the SEC. See "Additional Information" below. Neither National Penn Bancshares nor Nittany Financial makes any commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made. National Penn Bancshares and Nittany Financial caution readers not to place undue reliance on these statements.

ADDITIONAL INFORMATION:

     National Penn Bancshares has filed a registration statement on Form S-4 in connection with the transaction, which registration statement has been declared effective by the SEC, and Nittany Financial has mailed a proxy statement/prospectus to its shareholders in connection with the transaction. Investors and security holders of Nittany Financial are urged to read the proxy statement/prospectus, because it contains important information about National Penn Bancshares, Nittany Financial and the transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus at the SEC's web site at www.sec.gov. A free copy of the proxy statement/prospectus may also be obtained from National Penn Bancshares or Nittany Financial. You may direct such a request to either of the following persons:

Sandra L. Spayd                                         David Z. Richards Jr.
Corporate Secretary                                     President and CEO
National Penn Bancshares, Inc.                          Nittany Financial Corp.
Philadelphia and Reading Avenues                        116 East College Ave
Boyertown, PA  19512                                    State College, PA 16801
(610) 369-6202                                          (814) 238-5724

     National Penn Bancshares, Nittany Financial and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Nittany Financial in favor of the transaction. Information regarding the interests of these officers and directors in the transaction is included in the proxy statement/prospectus.

         In addition to the registration statement on Form S-4 filed by National Penn Bancshares and declared effective by the SEC in connection with the transaction, and the proxy statement/prospectus mailed to the shareholders of Nittany Financial in connection with the transaction, each of National Penn Bancshares and Nittany Financial file annual, quarterly and current reports, proxy and information statements and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference rooms located at 100 F Street, N.E., Washington, D.C., 20549, or any of the SEC's other public reference rooms located in New York and Chicago. Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms. The reports, statements and other information filed by National Penn Bancshares and Nittany Financial with the SEC are also available for free at the SEC's Web site at www.sec.gov. A free copy of these
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reports,  statements  and other  information  may also be obtained from National
Penn Bancshares or Nittany Financial.

     This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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